Exhibit 99.1

MARTIN LIPTON HERBERT M. WACHTELL THEODORE N. MIRVIS EDWARD D. HERLIHY DANIEL A. NEFF ANDREW R. BROWNSTEIN STEVEN A. ROSENBLUM JOHN F. SAVARESE SCOTT K. CHARLES JODI J. SCHWARTZ ADAM O. EMMERICH RALPH M. LEVENE RICHARD G. MASON DAVID M. SILK ROBIN PANOVKA DAVID A. KATZ ILENE KNABLE GOTTS JEFFREY M. WINTNER TREVOR S. NORWITZ BEN M. GERMANA ANDREW J. NUSSBAUM RACHELLE SILVERBERG STEVEN A. COHENDEBORAH L. PAUL DAVID C. KARP RICHARD K. KIM JOSHUA R. CAMMAKER MARK GORDON JEANNEMARIE OBRIEN WAYNE M. CARLIN STEPHEN R. DiPRIMA NICHOLAS G. DEMMO IGOR KIRMAN JONATHAN M. MOSES T. EIKO STANGE WILLIAM SAVITT ERIC M. ROSOF GREGORY E. OSTLING DAVID B. ANDERS ANDREA K. WAHLQUIST ADAM J. SHAPIRO NELSON O. FITTS JOSHUA M. HOLMES DAVID E. SHAPIRO DAMIAN G. DIDDEN IAN BOCZKO 51 WEST 52ND STREET NEW YORK, N.Y. 10019-6150 TELEPHONE: (212) 403-1000 FACSIMILE: (212) 403-2000 GEORGE A. KATZ (19651989) JAMES H. FOGELSON (19671991) LEONARD M. ROSEN (19652014) OF COUNSEL MICHAEL H. BYOWITZ KENNETH B. FORREST SELWYN B. GOLDBERG PETER C. HEIN JB KELLY MEYER G. KOPLOW JOSEPH D. LARSON LAWRENCE S. MAKOW DOUGLAS K. MAYER PHILIP MINDLIN DAVID S. NEILL HAROLD S. NOVIKOFF LAWRENCE B. PEDOWITZERIC S. ROBINSON ERIC M. ROTH PAUL K. ROWE DAVID A. SCHWARTZ MICHAEL J. SEGAL ROSEMARY SPAZIANI ELLIOTT V. STEIN WARREN R. STERN LEO E. STRINE, JR.* PAUL VIZCARRONDO, JR. PATRICIA A. VLAHAKIS AMY R. WOLF MARC WOLINSKY * ADMITTED IN DELAWARE COUNSEL DAVID M. ADLERSTEIN SUMITA AHUJA AMANDA K. ALLEXON LOUIS J. BARASH FRANCO CASTELLI ANDREW J.H. CHEUNG PAMELA EHRENKRANZ KATHRYN GETTLES-ATWA ADAM M. GOGOLAK NANCY B. GREENBAUM MARK A. KOENIG CARMEN X.W. LU J. AUSTIN LYONS ALICIA C. McCARTHY NEIL M. SNYDER S. CHRISTOPHER SZCZERBAN JEFFREY A. WATIKER MATTHEW M. GUEST DAVID E. KAHAN DAVID K. LAM BENJAMIN M. ROTH JOSHUA A. FELTMAN ELAINE P. GOLIN EMIL A. KLEINHAUS KARESSA L. CAIN RONALD C. CHEN GORDON S. MOODIE BRADLEY R. WILSON GRAHAM W. MELI GREGORY E. PESSIN CARRIE M. REILLY MARK F. VEBLEN SARAH K. EDDY VICTOR GOLDFELD BRANDON C. PRICE KEVIN S. SCHWARTZ MICHAEL S. BENN SABASTIAN V. NILES ALISON ZIESKE PREISS TIJANA J. DVORNICJENNA E. LEVINE RYAN A. McLEOD ANITHA REDDY JOHN L. ROBINSON JOHN R. SOBOLEWSKI STEVEN WINTER EMILY D. JOHNSON JACOB A. KLING RAAJ S. NARAYAN VIKTOR SAPEZHNIKOV MICHAEL J. SCHOBEL ELINA TETELBAUM ERICA E. BONNETT LAUREN M. KOFKE ZACHARY S. PODOLSKY RACHEL B. REISBERG MARK A. STAGLIANO CYNTHIA FERNANDEZ LUMERMANN CHRISTINA C. MA NOAH B. YAVITZ

August 30, 2022

By E-mail

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue, Suite 1400

Palo Alto, California 94301

Attention:	Mike Ringler

Sonia K. Nijar

Dohyun Kim

Re:	Additional Purported Termination of Agreement and Plan of Merger

Dear Mr. Ringler:

  This letter is sent on behalf of Twitter, Inc. (“Twitter” or “the Company”) in response to your August 29, 2022 letter, in which X Holdings I, Inc. purports to again terminate the Agreement and Plan of Merger (the “Agreement”) by and among Twitter, X Holdings I, Inc. (“Parent”), X Holdings II, Inc. (“Acquisition Sub”), and Elon R. Musk (together with Parent and Acquisition Sub, the “Musk Parties”) by delivering an “additional notice of termination” of the Agreement seeking additional bases upon which to purportedly terminate the Agreement. Capitalized terms used here and not otherwise defined have the meanings ascribed to them in the Agreement.

  As was the case with your July 8, 2022 purported notice of termination, the purported termination set forth in your August 29, 2022 letter is invalid and wrongful under the Agreement,

including under Section 8.1(d) thereof. It is based solely on statements made by a third party that, as Twitter has previously stated, are riddled with inconsistencies and inaccuracies and lack important context. Contrary to the assertions in your letter, Twitter has breached none of its representations or obligations under the Agreement, and Twitter has not suffered and is not likely to suffer a Company Material Adverse Effect. Twitter intends to enforce the Agreement and close the transaction on the price and terms agreed upon with the Musk Parties.

  Additionally, the purported additional termination is invalid for the independent reason that Mr. Musk and the other Musk Parties continue to knowingly, intentionally, willfully, and materially breach the Agreement, including but not limited to Sections 6.1, 6.3, 6.4, 6.8, and 6.10 thereof, and repudiated their obligations under the Agreement when they delivered their July 8 invalid and wrongful purported termination notice. The Agreement is not terminated, the Bank Debt Commitment Letter and the Equity Commitment Letter remain in effect, and Twitter again demands that Mr. Musk and the other Musk Parties comply with their obligations under the Agreement, including their obligations to use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Agreement, the Bank Debt Commitment Letter, and the Equity Commitment Letter. Twitter will continue to pursue its right to specifically enforce all of the Musk Parties’ obligations under the Agreement.

  Twitter reserves all contractual, legal, and other rights.

     Sincerely,

/s/ William Savitt
William Savitt
Wachtell, Lipton, Rosen & Katz

cc:

Vijaya Gadde, Twitter, Inc.

Martin W. Korman, Wilson Sonsini Goodrich & Rosati, P.C.

Brad Sorrels, Wilson Sonsini Goodrich & Rosati, P.C.

Alan M. Klein, Simpson Thacher & Bartlett LLP

Elon Musk

X Holdings I, Inc.

X Holdings II, Inc.

Alex Spiro, Quinn Emanuel Urquhart & Sullivan, LLP

Andrew Rossman, Quinn Emanuel Urquhart & Sullivan, LLP

James A. Florack, Davis Polk & Wardwell LLP, as counsel to the Debt Financing Sources party to the Bank Debt Commitment Letter